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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                  Date of Report:  October 24, 1997
                  Date of earliest event reported:   September 26, 1997



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



  NEW JERSEY                      0-19777                        22-3103129

   (State or other                                             (IRS Employer
   jurisdiction of              (Commission                    Identification
   incorporation)               File Number)                      Number)


                              181 UNIVERSITY AVENUE
                         TORONTO, ONTARIO M5H 3M7 CANADA
          (Address of principal executive offices, including ZIP code)

                                 (416) 363-5059
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

         On September 26, 1997, the Board of Directors of DUSA Pharmaceuticals, Inc., a New Jersey corporation (the "Company"), declared a dividend of one common stock and note purchase right (a "Right") for each outstanding share of Common Stock (the "Rights Dividend"). The Rights Dividend is payable on October 24, 1997 (the "Record Date") to stockholders of record at the close of business on the Record Date, and with respect to all shares of Common Stock that become outstanding after the Record Date and prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights and the expiration of the Rights. As of the Record Date, the number of shares of Common Stock outstanding is 9,365,950.


         Except as set forth below and subject to adjustment as provided in the Rights Agreement (as defined below), each Right entitles the registered holder to purchase from the Company one Unit, consisting initially of a one-tenth share of Common Stock and one Note in the principal amount equal to nine-tenths of the current market price of the Common Stock on the date of exercise, at an exercise price of $50 per Right (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement dated as of September 26, 1997 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). The Notes are issuable under, and subject to the terms and conditions of, an Indenture (the "Indenture") between the Company and American Stock Transfer and Trust Company.

         The Rights will be evidenced by Common Stock certificates and not by separate certificates until the tenth day following the earliest of (i) the date of public disclosure that a person or group (an "Acquiring Person"), together with persons affiliated or associated with it, has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock (the "Stock Acquisition Date") and (ii) the commencement or disclosure of an intention to commence, a tender offer or exchange offer by a person other than the Company and certain related entities if upon consummation of the offer, such person or group together with persons affiliated or associated with it, could acquire beneficial ownership of 15% or more of the outstanding Common Stock, (the earlier of such dates being called the "Distribution Date), and
(iii) the date a majority of the Independent Directors and a majority of the Continuing Directors declare a person an "Adverse Person" upon a determination that such person, alone or together with its affiliates or associates, has become the beneficial owner of an amount of Common Stock which the Independent Directors determine to be substantial (which amount shall in no event be less than 10% of the shares of Common Stock then outstanding) and a determination by a majority of the Independent Directors and the Continuing Directors, after reasonable inquiry and investigation, including consultations with such persons as such directors shall deem appropriate that (a) such ownership is detrimental to the maintenance, renewal, or acquisition of the Company's governmental or regulatory approvals, agreements, permits, licenses or registrations, or (b) such persons were convicted in criminal proceedings or are named defendants of pending criminal proceedings (excluding minor offenses) relating to the pharmaceutical industry or any other business regulated by any federal, state or local governmental agency, or (c) such persons are currently subject to any order, judgment, decree or


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debarment of any court of competent jurisdiction or governmental or regulatory authority permanently or temporarily enjoining them from any type of business practice relating to the pharmaceutical industry or any other business regulated by any state or local governmental agency.

         Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable with and only with the Common Stock (except in connection with redemption of the Rights). Until the Distribution Date (or earlier redemption of the Rights), new Common Stock certificates issued after the Record Date upon transfer, replacement or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. From and after the Distribution Date, such separate Right Certificates alone will evidence the Rights.

         The Rights will first become exercisable on the Distribution Date (unless sooner redeemed). The Rights will expire at the close of business on October 24, 2007 (the "Expiration Date"), unless earlier redeemed by the Company as described below.

         The Purchase Price is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend or distribution on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights, options, or warrants to subscribe for Common Stock or securities convertible into Common Stock at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of other securities, cash, property, evidences of indebtedness, or assets.

         In the event that a majority of the Independent Directors and a majority of the Continuing Directors declare that a person is an Adverse Person (an "Adverse Person Event"), a person acquires beneficial ownership of 15% or more of the Common Stock (and the Independent Directors do not thereafter redeem the Rights in the time and manner permitted, such event, is referred to herein as a "Triggering Event"), then the Rights will "flip-in" and entitle such holder of a Right, except as provided below, to purchase, upon exercise at the then-current Purchase Price, that number of shares of Common Stock having a market value of two times such Purchase Price.

         Any Rights beneficially owned at any time on or after the earlier of the Distribution Date and the Stock Acquisition Date by an Acquiring Person or Adverse Person, or an affiliate or associate of an Acquiring Person or Adverse Person (whether or not such ownership is subsequently transferred) will become null and void upon the occurrence of a Triggering Event or an Adverse Person Event, and any holder of such Rights will have no right to exercise such Rights.



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         In the event that, following the Stock Acquisition Date, the Company is acquired in a merger or other business combination in which the Common Stock does not remain outstanding or is changed or 50% or more of its consolidated assets or earning power is sold, leased, exchanged, mortgaged, pledged or otherwise transferred or disposed of (in one transaction or a series of related transactions) the Rights will "flip-over" and entitle each holder of a Right (except those Rights which have been voided as set forth above) to purchase, upon the exercise of the Right at the then-current Purchase Price, that number of shares of common stock of the acquiring company (or, in certain circumstances, one of its affiliates) which at the time of such transaction would have a market value of two times such Purchase Price.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. Holders will have no right to receive fractional shares of Common Stock or Notes (other than fractions which are in denominations of $10 or integral multiples thereof) upon the exercise of Rights. In lieu of such fractional shares or Notes, an adjustment in cash may be made based on the market price of the Common Stock on the last trading date prior to the date of exercise, or the Company may issue script, warrants or depository receipts.

         At any time prior to the earlier of (i) ten days following the Stock Acquisition Date, and (ii) the Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right, subject to adjustment. Under certain circumstances the decision to redeem shall require the concurrence of a majority of the Continuing Directors and a majority of the Independent Directors. The Company may not redeem the Rights if the Independent Directors have declared a person an Adverse Person. Immediately upon the action of the Company's Board of Directors electing to redeem the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights thereafter will be to receive the applicable redemption price.

         The term "Continuing Directors" includes any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, an Adverse Person or an affiliate or associate of an Acquiring Person or an Adverse Person, or any representative of the foregoing entities. The term "Independent Directors" includes any member of the Board, while such Person is a member of the Board, who (i) is not an employee of the Company or (ii) does not receive compensation from the Company for services, other than services as a director.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder or noteholder of the Company, including, without limitation, the right to vote or to receive dividends or distributions of payments of principal or interest.

         At any time prior to ten days following the Stock Acquisition Date, the Company may, without the approval of any holder of the Rights, supplement or amend certain provisions of the Rights Agreement (including the date on which the Distribution Date will occur). Thereafter, the Rights Agreement may be amended only to cure ambiguities, to correct inconsistent provisions, or


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in ways that do not adversely affect the Rights holders. The Rights Agreement may not be amended to change the Purchase Price, the number of shares of Common Stock, other securities, cash or other property obtainable upon exercise of a Right, the redemption price, or the Expiration Date, except that, prior to ten days following the Triggering Event, the Rights Agreement may be amended to substitute other securities for the Unit otherwise obtainable upon exercise of a Right, provided the value of such securities is equal to the then current market price of one share of Common Stock.

         The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Company's Board of Directors prior to the time a person or group has acquired beneficial ownership of 15% or more of the Common Stock, because until such time the Rights may be redeemed by the Company.

         The foregoing summary description of the Rights and the Notes does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. Copies of the Rights Agreement and the Indenture will be available free of charge from the Company.

         Also on September 26, 1997, the Company approved, subject to shareholder approval, certain amendments, described below, to its Certificate of Incorporation and adopted amendments to its By-Laws. The amendments to both the Certificate of Incorporation and By-Laws will be submitted for shareholder approval at the Company's Annual Meeting in June, 1998.

         The Board approved an amendment to Article 3 of its Certificate of Incorporation to increase the number of authorized shares from 20,000,000 to 100,000,000 shares and to further provide that the Board shall have the power to divide the authorized and unissued shares of the Company into classes and series of shares, and to determine the designation and the number of shares of any series, and to determine the relative rights, preferences and limitations of any class or series.

         The Board approved the addition of Article 8 to the Company's Certificate of Incorporation, and the amendment of Article II, Section 1, Paragraph 5 of the Company's ByLaws to provide that any one or more of the members of the Board may be removed with cause by a majority vote of the whole Board, or upon the affirmative vote of the holders of record of at least a majority of the shares of stock of the Company entitled to vote thereon. These actions eliminate the right of shareholders to remove a member of the Board without cause.

         The Board also adopted an amendment to Article II, Section 1, Paragraph 1 of the Company's By-Laws to provide that the Board of Directors shall consist of at least 5, and no more than 9 members, as determined from time to time by the Board. The current By-Laws provide that the Board shall consist of at least 1 member, and up to any number that the Board may determine from time to time.


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ITEM 7.           EXHIBITS

4.1 Rights Agreement dated September 26, 1997 between DUSA Pharmaceuticals, Inc. and American Stock Transfer & Trust Company as Rights Agent, incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed October 24, 1997.

4.2 Form of Indenture dated as of September 26, 1997 between DUSA Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, incorporated by reference to Exhibit 2 to the Company's Registration Statement on Form 8-A filed October 24, 1997.

28       Press Release, dated September 29, 1997.













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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              DUSA PHARMACEUTICALS, INC.



                              By: /s/ D. Geoffrey Shulman
                              D. Geoffrey Shulman, MD, FRCPC
                              President and Chief Executive Officer


Dated: October 23, 1997






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                                  EXHIBIT INDEX

Exhibit

4.1 Rights Agreement dated September 26, 1997 between DUSA Pharmaceuticals, Inc. and American Stock Transfer & Trust Company as Rights Agent, incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed
         October 24, 1997.

4.2 Form of Indenture dated as of September 26, 1997 between DUSA Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, incorporated by reference to Exhibit 2 to the Company's Registration Statement on Form 8-A filed October 24, 1997.

28       Press Release, dated September 29, 1997.